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Exhibit 10.7

STOCK PURCHASE WARRANT

        THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

Void after January 28, 2004

No. 2000-1A

LAWSON SOFTWARE, INC.

(successor to Lawson Associates, Inc.)

        THIS CERTIFIES THAT, for value received The Convertible Fund Offshore Ltd. (the "Holder") is entitled, subject to the terms set forth below, to purchase from Lawson Software, Inc., a Delaware corporation and successor of Lawson Associates, Inc., a Minnesota corporation (the "Company"), 1,248,300 shares (as adjusted pursuant to Section 5 hereof) of the Company's fully paid and nonassessable Common Stock, par value $0.01 per share (the "Common Stock"), at the exercise price of $4.635905 per share (the "Exercise Price"), subject to adjustment as provided in Section 5 hereof. This Warrant was originally issued to Hewlett Packard Company ("HP") in connection with the transactions described in Section 1.2 of the Warrant Purchase Agreement between the Company and HP described therein, dated as of January 28, 2000 (the "Warrant Purchase Agreement"), and amended on December 19, 2000 pursuant to Amendment No. 1 to Stock Purchase Warrant between the Company and HP. By assignment dated May 20, 2003, HP assigned such amended warrant (which had not previously been exercised) to the Holder and the Company reissued such warrant to Holder on May 20, 2003 as evidenced by this Warrant. This Warrant reflects all stock splits made effective by the Company from January 28, 2000 through May 20, 2003. The holder of this Warrant is subject to certain restrictions set forth in the Warrant Purchase Agreement and shall be entitled to certain rights and privileges set forth therein.

        1.    Exercise Period.    This Warrant shall be exercisable, in whole or in part, commencing on the date of reissuance to the Holder on May 20, 2003, and shall expire and no longer be exercisable at 5:00 p.m., Minnesota local time, on January 28, 2004.

        2.    Method of Exercise; Payment.

          (a)    Cash Exercise.    The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check, of an amount equal to the aggregate Exercise Price for the number of shares of Common Stock being purchased.

          (b)    Net Issue Exercise.    In lieu of exercising this Warrant pursuant to Section 2(a) above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock of the Company computed using the following formula:

        X = Y (A-B)
                      A

Where X	=	the number of shares of Common Stock to be issued to the Holder pursuant to the net issue exercise.
Y	=	the number of shares in respect of which the net issue exercise is made.
A	=	the fair market value of one share of Common Stock at the time the net issue exercise is made.
B	=	the Exercise Price (as adjusted to the date of the net issue exercise).

          (c)    Fair Market Value.    For purposes of Section 2(b), the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices, as quoted in the Central Edition of the Wall Street Journal, of the securities on such exchange over the ten (10) trading day period ending three (3) trading days prior to the net issue exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable), as quoted in the Central Edition of the Wall Street Journal, over the ten (10) trading day period ending three (3) trading days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

          (d)    Stock Certificates.    This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. In the event of any exercise of purchase rights represented by this Warrant, certificates for the number of shares of Common Stock so purchased shall be delivered to the Holder as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the exercise notice, and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

        3.    Loss, Theft, Destruction or Mutilation of Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        4.    Stock Fully Paid; Reservation of Shares.    All of the Common Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Exercise Price and Number of Shares.

          (a)   In the event that the Company shall at any time prior to the expiration of this Warrant subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock payable in shares of Common Stock, then the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock then the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

          (b)   In the case of any reclassification, recapitalization or change in the Common Stock (other than any action for which adjustment is made pursuant to Section 5(a) hereof), the Company shall execute a new warrant providing that the Holder of this Warrant shall have the right to exercise such new warrant and to procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore exercisable upon exercise of this Warrant, the kind and amount of shares, other securities, money or property receivable upon such reclassification, recapitalization or change of the Common Stock. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          (c)   No adjustment on account of cash dividends shall be made to the Exercise Price under this Warrant.

          (d)       (i) If at any time prior to the expiration of this Warrant the Company shall issue any Common Stock or securities exercisable for or convertible into Common Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock (excluding stock dividends, subdivisions, split-ups, combinations, dividends or recapitalizations which are covered by Sections 5(a) and (b)), the Exercise Price in effect after each such issuance shall thereafter (except as provided in this Section 5(d)) be adjusted to a price equal to the quotient obtained by dividing:

              (A)  an amount equal to the sum of

                (1)   the total number of shares of Common Stock outstanding (including any shares of Common Stock issuable upon exercise of this Warrant or deemed to have been issued pursuant to subdivision (ii) (C) of this clause (d) below) immediately prior to such issuance multiplied by the Exercise Price in effect immediately prior to such issuance, plus

                (2)   the consideration received by the Company upon such issuance, by

              (B)  the total number of shares of Common Stock outstanding (including any shares of Common Stock issuable upon exercise of this Warrant or deemed to have been issued pursuant to subdivision (ii) (C) of this clause (d) below) immediately prior to such issuance plus the additional shares of Common Stock or securities exercisable for or convertible into Common Stock issued in such issuance (but not including any additional shares of Common Stock deemed to be issued as a result of any adjustment in the Exercise Price resulting from such issuance).

            (ii)   For purposes of any adjustment of the Exercise Price pursuant to this clause (d), the following provisions shall be applicable:

              (A)  In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting any discounts, commissions or fees paid or incurred by the Company in connection with the issuance and sale thereof.

              (B)  In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Company, irrespective of any accounting treatment; provided, however, that if, at the time of such determination, the Company's Common Stock is traded in the over-the-counter market or on a national or regional securities exchange, such fair market value as determined by the Board of Directors of the Company shall not exceed the aggregate fair market value of the shares of Common Stock being issued as determined in accordance with the procedures set forth in Section 2(c) hereof.

              (C)  In the case of the issuance of (1) options to purchase or rights to subscribe for Common Stock, (2) securities by their terms convertible into or exchangeable for Common Stock, or (3) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                (w)  the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                (x)   the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above);

                (y)   on any change in the number of shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities, other than a change resulting from the antidilution provisions of such options, rights or securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, right or securities not exercised, converted or exchanged prior to such change, as the case may be, been made upon the basis of such change; and

                (z)   on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights, convertible or exchangeable securities or options or rights related to such convertible or exchangeable securities, as the case may be, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable securities or upon the exercise of the options or rights related to such convertible or exchangeable securities, as the case may be.

            (iii)  Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustments to the Exercise Price upon the occurrence of any of the following events:

              (A)  the issuance of Common Stock upon conversion of warrants, options or other instruments or securities directly or indirectly convertible or exchangeable for Common Stock outstanding on the date of this Warrant;

              (B)  the issuance of shares of Common Stock upon exercise of options granted or to be granted by the Company to employees, officers, consultants and directors of the Company;

              (C)  the issuance of shares of Common Stock in accordance with the terms and conditions of the Company's employee stock ownership plan; or

              (D)  the issuance of securities exercisable for or convertible into Common Stock in the transaction disclosed on Exhibit B to the Warrant Purchase Agreement.

          (e)   If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(e) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.

        6.    Notice of Adjustments.    Whenever the number of shares of Common Stock purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 5 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares of Common Stock which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

        7.    Fractional Shares.    This Warrant may not be exercised for fractional shares. In lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        8.    Charges, Taxes and Expenses.    Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant.

        9.    Representations of the Company.    The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of shares of Common Stock and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

        10.    Restrictive Legend.    The Common Stock issuable on exercise of this Warrant shall (unless registered under the Act) be stamped or imprinted with a legend in substantially the following form:

    "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. THESE SECURITIES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE WARRANT DATED MAY 20, 2003 PURSUANT TO WHICH THE SECURITIES WERE ISSUED AND A WARRANT PURCHASE AGREEMENT, DATED JANUARY 28, 2000, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

        11.    Restrictions Upon Transfer and Removal of Legend.    The Company need not register a transfer of this Warrant or shares of Common Stock issued on exercise of this Warrant bearing the restrictive legend set forth in Section 9 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares unless one of the conditions specified in the legend referred to in Section 9 hereof is satisfied.

        12.    No Rights as Stockholders.    This Warrant does not entitle the Holder to any additional voting rights or other rights as a stockholder of the Company prior to the exercise of the Warrants.

        13.    Notices.    All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, (b) upon delivery, if delivered by hand, (c) two (2) business days after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as provided to the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Bruce McPheeters, Senior Vice President, Secretary and Corporate Counsel), or at such other address as the Company shall have furnished to the other parties hereto in writing.

        14.    Amendments and Waivers.    Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        15.    Attorneys' Fees.    If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        16.    Headings.    The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17.    Governing Law.    This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to conflicts of law provisions.

        18.    Assignment.    This Warrant and the rights represented by this Warrant may not be transferred, assigned or pledged, in whole or in part, without the prior written consent of the Company, except that a transfer from the Holder to any other entity which controls, is controlled by or is under common control with the Holder, may be effected by delivery by the Holder of a form of transfer attached hereto as Attachment B duly executed to the principal office of the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

        19.    Successors and Assigns.    The terms and provisions of this Warrant and the Warrant Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and permitted assigns.

        20.    Entire Agreement.    This Warrant constitutes the entire agreement among the parties hereto and supersedes in its entirety any prior agreements, whether written or oral, among the parties hereto with respect to the subject matter hereof.

Re-Issued (upon assignment) this 20th day of May, 2003

LAWSON SOFTWARE, INC.

By:	/s/ BRUCE B. MCPHEETERS Its: Senior Vice President

ATTACHMENT A

NOTICE OF EXERCISE

TO: LAWSON SOFTWARE, INC.

        Attention: President

        1.     The undersigned hereby elects to purchase                        shares of Common Stock, par value $            per share ("Common Stock"), of LAWSON SOFTWARE, INC. (the "Company") pursuant to the terms of the attached Warrant.

        2.     Method of Exercise (Please initial the applicable blank):

    __
    The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

    __
    The undersigned elects to exercise the attached Warrant by means of the net issuance exercise provisions of Section 2(b) of the Warrant.

        3.     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

        4.     The undersigned hereby represents and warrants as follows:

          (a)   The shares of Common Stock being acquired hereby are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

          (b)   The undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire such shares. The undersigned is purchasing such shares for the undersigned's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

          (c)   The undersigned understands that the shares of Common Stock being acquired hereby have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold such shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of such shares, or for a period of one year or any other fixed period in the future.

          (d)   The undersigned further understands that the shares of Common Stock must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. In addition, the undersigned understands that the certificate evidencing such shares will be imprinted with a legend which prohibits the transfer of such shares unless they are registered or an exemption from registration is available.

          (e)   The undersigned is familiar with the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The shares of Common Stock may be resold in certain limited circumstances subject to the provisions of Rule 144.

          (f)    The undersigned agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the undersigned (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering; provided that every executive officer, director and holder of five percent (5%) or more of the outstanding shares of capital stock of the Company (excluding the Company's employee stock ownership plan) shall have entered substantially similar restrictions on disposition of their shares of capital stock held at the time of the initial public offering.

          (g)   The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with a registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

By:

Title:

Date:

ATTACHMENT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                        the right represented by the attached Warrant to purchase                        shares of the Common Stock, par value $            per share of Lawson Software, Inc. to which the attached Warrant relates, and appoints                        Attorney to transfer such right on the books of Lawson Software, Inc. with full power of substitution in the premises.

        Dated:

(Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

(Address)
WITNESS:

Print/Type Name

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STOCK PURCHASE WARRANT
ATTACHMENT A NOTICE OF EXERCISE
ATTACHMENT B FORM OF TRANSFER (To be signed only upon transfer of Warrant)